Exhibit 99.2

Effective for the fiscal quarter ended May 31, 2017, OMNOVA Solutions Inc. (the "Company") began reporting its financial results under two new reporting segments: "Specialty Solutions", a segment focused on the Company's higher growth, specialty business lines, and "Performance Materials", a segment comprised of the Company's mature business lines. The business lines within the Company's prior reporting segments, Performance Chemicals and Engineered Surfaces, were reorganized into the new segments based on their alignment with each segment's primary characteristics.
Included in this Exhibit are the unaudited non-GAAP reconciliations for the first quarterly period in fiscal 2017 and quarterly periods in fiscal 2016 and fiscal 2015 reflecting the new segment reporting structure.

This Exhibit includes Adjusted Segment Operating Profit, Adjusted Income From Continuing Operations, Adjusted Diluted Earnings Per Share, Adjusted EBIT, and Adjusted EBITDA which are non-GAAP financial measures as defined by the Securities and Exchange Commission. Management reviews the adjusted financial measures in assessing the performance of the business segments and in making decisions regarding the allocation of resources to the business segments. Management also believes that the adjusted information is useful for providing investors with an understanding of the Company’s business and operating performance. Management excludes the items shown in the tables below because management does not consider them to be reflective of normal operations. These adjusted financial measurements are not measurements of financial performance under GAAP and such financial measures should not be considered as an alternative to Segment Operating Profit, Net Income, Diluted Earnings Per Share or other measures of financial performance determined in accordance with GAAP. These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. The tables below provide the reconciliation of these financial measures to the comparable GAAP financial measures.

Reconciliation of Reported Segment Sales and Operating Profit to Net Sales and Net Income

OMNOVA SOLUTIONS INC.
Non-GAAP and other Financial Matters
Three Months Ended February 28, 2017

(In millions except per share data)	Specialty Solutions	Performance Materials	Combined Segments	Corporate	Consolidated
Net Sales	$93.7	$80.9	$174.6	$—	$174.6

Segment Operating Profit / Corporate Expense	$9.8	$4.4	$14.2	$(7.0)	$7.2
Interest Expense	—	—	—	(5.2)	(5.2)
Income (Loss) Before Income Taxes	$9.8	$4.4	$14.2	$(12.2)	$2.0
Management Excluded Items (a)
Restructuring and severance	.5	—	.5	.4	.9
Environmental costs	—	.1	.1	—	.1
Subtotal for Management Excluded Items	.5	.1	.6	.4	1.0
Adjusted Segment Operating Profit / Corporate Expense before Income Taxes	$10.3	$4.5	$14.8	$(11.8)	$3.0
Tax Expense (30% rate)*					(.9)
Adjusted Income					$2.1
Adjusted Diluted Earnings Per Share from Adjusted Income					$0.05

*Tax rate is based on the Company's estimated normalized annual effective tax rate.

Adjusted segment operating profit as a % of sales	11.0%	5.6%	8.5%
Segment / Corporate Capital Expenditures	$2.1	$1.5	$3.6	$.1	$3.7

Adjusted segment operating profit / corporate expense before income taxes	$10.3	$4.5	$14.8	$(11.8)	$3.0
Unallocated Corporate Interest Expense	—	—	—	5.2	5.2
Segment / Consolidated Adjusted EBIT	10.3	4.5	14.8	(6.6)	8.2
Depreciation and Amortization excluding accelerated depreciation	3.4	2.9	6.3	0.4	6.7
Segment / Consolidated Adjusted EBITDA	$13.7	$7.4	$21.1	$(6.2)	$14.9

Adjusted EBITDA as a % of sales	14.6%	9.1%	12.1%		8.5%

OMNOVA SOLUTIONS INC.
Non-GAAP and other Financial Matters
Three Months Ended February 29, 2016

(In millions except per share data)	Specialty Solutions	Performance Materials	Combined Segments	Corporate	Consolidated
Net Sales	$89.6	$85.7	$175.3	$—	$175.3

Segment Operating Profit / Corporate Expense	$11.3	$(.9)	$10.4	$(5.4)	$5.0
Interest Expense	—	—	—	(5.8)	(5.8)
Income (Loss) Before Income Taxes	$11.3	$(.9)	$10.4	$(11.2)	$(0.8)
Management Excluded Items (a)
Restructuring and severance	.1	1.5	1.6	—	1.6
Accelerated depreciation on production transfer	—	2.8	2.8	—	2.8
Asset impairment, facility closure costs and other	.6	(.5)	.1	—	.1
Corporate Headquarters relocation costs	—	—	—	(.2)	(.2)
Vacation policy change	(.3)	(.3)	(.6)	(.2)	(.8)
Subtotal for Management Excluded Items	.4	3.5	3.9	(.4)	3.5
Adjusted Segment Operating Profit / Corporate Expense before Income Taxes	$11.7	$2.6	$14.3	$(11.6)	$2.7
Tax Expense (30% rate)*					(.8)
Adjusted Income					$1.9
Adjusted Diluted Earnings Per Share from Adjusted Income					$0.04

*Tax rate is based on the Company's estimated normalized annual effective tax rate.

Adjusted segment operating profit as a % of sales	13.1%	3.0%	8.2%
Segment / Corporate Capital Expenditures	$2.7	$2.6	$5.3	$.8	$6.1

Adjusted segment operating profit / corporate expense before income taxes	$11.7	$2.6	$14.3	$(11.6)	$2.7
Unallocated Corporate Interest Expense	—	—	—	5.8	5.8
Segment / Consolidated Adjusted EBIT	11.7	2.6	14.3	(5.8)	8.5
Depreciation and Amortization excluding accelerated depreciation	3.1	3.4	6.5	.3	6.8
Segment / Consolidated Adjusted EBITDA	$14.8	$6.0	$20.8	$(5.5)	$15.3

Adjusted EBITDA as a % of sales	16.5%	7.0%	11.9%		8.7%

OMNOVA SOLUTIONS INC.
Non-GAAP and other Financial Matters
Three Months Ended May 31, 2016

(In millions except per share data)	Specialty Solutions	Performance Materials	Combined Segments	Corporate	Consolidated
Net Sales	$106.2	$95.8	$202.0	$—	$202.0

Segment Operating Profit / Corporate Expense	$19.4	$5.2	$24.6	$(8.5)	$16.1
Interest Expense	—	—	—	(5.7)	(5.7)
Income (Loss) Before Income Taxes	$19.4	$5.2	$24.6	$(14.2)	$10.4
Management Excluded Items (a)
Restructuring and severance	—	1.0	1.0	.1	1.1
Accelerated depreciation on production transfer	—	.2	.2	—	.2
Operational Improvements costs	—	(.4)	(.4)	—	(.4)
Acquisition and integration related expense	—	1.1	1.1	—	1.1
Vacation policy change	(.4)	(.5)	(.9)	(.2)	(1.1)
Subtotal for Management Excluded Items	(.4)	1.4	1.0	(.1)	.9
Adjusted Segment Operating Profit / Corporate Expense before Income Taxes	$19.0	$6.6	$25.6	$(14.3)	$11.3
Tax Expense (30% rate)*					(3.4)
Adjusted Income					$7.9
Adjusted Diluted Earnings Per Share from Adjusted Income					$0.18

*Tax rate is based on the Company's estimated normalized annual effective tax rate.

Adjusted segment operating profit as a % of sales	17.9%	6.9%	12.7%
Segment / Corporate Capital Expenditures	$2.2	$2.0	$4.2	$.4	$4.6

Adjusted segment operating profit / corporate expense before income taxes	$19.0	$6.6	$25.6	$(14.3)	$11.3
Unallocated Corporate Interest Expense	—	—	—	5.7	5.7
Segment / Consolidated Adjusted EBIT	19.0	6.6	25.6	(8.6)	17.0
Depreciation and Amortization excluding accelerated depreciation	3.3	3.2	6.5	.4	6.9
Segment / Consolidated Adjusted EBITDA	$22.3	$9.8	$32.1	$(8.2)	$23.9

Adjusted EBITDA as a % of sales	21.0%	10.2%	15.9%		11.8%

OMNOVA SOLUTIONS INC.
Non-GAAP and other Financial Matters
Three Months Ended August 31, 2016

(In millions except per share data)	Specialty Solutions	Performance Materials	Combined Segments	Corporate	Consolidated
Net Sales	$107.1	$88.5	$195.6	$—	$195.6

Segment Operating Profit / Corporate Expense	$16.9	$4.3	$21.2	$(8.7)	$12.5
Interest Expense	—	—	—	(5.9)	(5.9)
Income (Loss) Before Income Taxes	$16.9	$4.3	$21.2	$(14.6)	$6.6
Management Excluded Items (a)
Restructuring and severance	.1	.3	.4	—	.4
Asset impairment, facility closure costs and other	.2	.7	.9	.1	1.0
Deferred Financing Fees written-off	—	—	—	1.7	1.7
Acquisition and integration related expense	—	—	—	.4	.4
Vacation policy change	(.3)	(.6)	(.9)	(.1)	(1.0)
Subtotal for Management Excluded Items	—	.4	.4	2.1	2.5
Adjusted Segment Operating Profit / Corporate Expense before Income Taxes	$16.9	$4.7	$21.6	$(12.5)	$9.1
Tax Expense (30% rate)*					(2.7)
Adjusted Income					$6.4
Adjusted Diluted Earnings Per Share from Adjusted Income					$0.14

*Tax rate is based on the Company's estimated normalized annual effective tax rate.

Adjusted segment operating profit as a % of sales	15.8%	5.3%	11.0%
Segment / Corporate Capital Expenditures	$2.9	$2.4	$5.3	$.5	$5.8

Adjusted segment operating profit / corporate expense before income taxes	$16.9	$4.7	$21.6	$(12.5)	$9.1
Unallocated Corporate Interest Expense	—	—	—	5.9	5.9
Segment / Consolidated Adjusted EBIT	16.9	4.7	21.6	(6.6)	15.0
Depreciation and Amortization excluding accelerated depreciation	3.4	3.3	6.7	.1	6.8
Segment / Consolidated Adjusted EBITDA	$20.3	$8.0	$28.3	$(6.5)	$21.8

Adjusted EBITDA as a % of sales	19.0%	9.0%	14.5%		11.1%

OMNOVA SOLUTIONS INC.
Non-GAAP and other Financial Matters
Three Months Ended November 30, 2016

(In millions except per share data)	Specialty Solutions	Performance Materials	Combined Segments	Corporate	Consolidated
Net Sales	$101.4	$85.6	$187.0	$—	$187.0

Segment Operating Profit / Corporate Expense	$6.8	$5.3	$12.1	$(11.1)	$1.0
Interest Expense	—	—	—	(7.3)	(7.3)
Income (Loss) Before Income Taxes	$6.8	$5.3	$12.1	$(18.4)	$(6.3)
Management Excluded Items (a)
Restructuring and severance	—	.5	.5	4.8	5.3
Asset impairment, facility closure costs and other	6.1	.1	6.2	(.1)	6.1
Environmental costs	—	.3	.3	—	.3
Deferred Financing Fees written-off	—	—	—	3.2	3.2
Acquisition and integration related expense	—	—	—	.5	.5
Vacation policy change	(.3)	(.1)	(.4)	(.1)	(.5)
Subtotal for Management Excluded Items	5.8	.8	6.6	8.3	14.9
Adjusted Segment Operating Profit / Corporate Expense before Income Taxes	$12.6	$6.1	$18.7	$(10.1)	$8.6
Tax Expense (30% rate)*					(2.6)
Adjusted Income					$6.0
Adjusted Diluted Earnings Per Share from Adjusted Income					$0.14

*Tax rate is based on the Company's estimated normalized annual effective tax rate.

Adjusted segment operating profit as a % of sales	12.4%	7.1%	10.0%
Segment / Corporate Capital Expenditures	$4.1	$4.9	$9.0	$.1	$9.1

Adjusted segment operating profit / corporate expense before income taxes	$12.6	$6.1	$18.7	$(10.1)	$8.6
Unallocated Corporate Interest Expense	—	—	—	5.3	5.3
Segment / Consolidated Adjusted EBIT	12.6	6.1	18.7	(4.8)	13.9
Depreciation and Amortization excluding accelerated depreciation	3.5	3.3	6.8	.3	7.1
Segment / Consolidated Adjusted EBITDA	$16.1	$9.4	$25.5	$(4.5)	$21.0

Adjusted EBITDA as a % of sales	15.9%	11.0%	13.6%		11.2%

OMNOVA SOLUTIONS INC.
Non-GAAP and other Financial Matters
Three Months Ended February 28, 2015

(In millions except per share data)	Specialty Solutions	Performance Materials	Combined Segments	Corporate	Consolidated
Net Sales	$100.7	$106.2	$206.9	$—	$206.9

Segment Operating Profit / Corporate Expense	$11.6	$(.9)	$10.7	$(8.3)	$2.4
Interest Expense	—	—	—	(6.8)	(6.8)
Income (Loss) Before Income Taxes	$11.6	$(.9)	$10.7	$(15.1)	$(4.4)
Management Excluded Items
Operational Improvements costs	.4	.6	1.0	.4	1.4
Environmental costs	.2	—	.2	—	.2
Shareholder activist costs	—	—	—	1.9	1.9
Subtotal for Management Excluded Items	.6	.6	1.2	2.3	3.5
Adjusted Segment Operating Profit / Corporate Expense before Income Taxes	$12.2	$(.3)	$11.9	$(12.8)	$(.9)
Tax Expense (30% rate)*					.3
Adjusted Income					$(.6)
Adjusted Diluted Earnings Per Share from Adjusted Income					$(0.01)

*Tax rate is based on the Company's estimated normalized annual effective tax rate.

Adjusted segment operating profit as a % of sales	12.1%	(0.3)%	5.8%
Segment / Corporate Capital Expenditures	$2.0	$2.1	$4.1	$.4	$4.5

Adjusted segment operating profit / corporate expense before income taxes	$12.2	$(.3)	$11.9	$(12.8)	$(.9)
Unallocated Corporate Interest Expense	—	—	—	6.8	6.8
Segment / Consolidated Adjusted EBIT	12.2	(.3)	11.9	(6.0)	5.9
Depreciation and Amortization excluding accelerated depreciation	2.1	4.6	6.7	.4	7.1
Segment / Consolidated Adjusted EBITDA	$14.3	$4.3	$18.6	$(5.6)	$13.0

Adjusted EBITDA as a % of sales	14.2%	4.0%	9.0%		6.3%

OMNOVA SOLUTIONS INC.
Non-GAAP and other Financial Matters
Three Months Ended May 31, 2015

(In millions except per share data)	Specialty Solutions	Performance Materials	Combined Segments	Corporate	Consolidated
Net Sales	$112.7	$107.5	$220.2	$—	$220.2

Segment Operating Profit / Corporate Expense	$16.8	$1.4	$18.2	$(7.7)	$10.5
Interest Expense	—	—	—	(6.9)	(6.9)
Income (Loss) Before Income Taxes	$16.8	$1.4	$18.2	$(14.6)	$3.6
Management Excluded Items
Restructuring and severance	.2	.9	1.1	—	1.1
Operational Improvements costs	.7	.8	1.5	—	1.5
Asset impairment, facility closure costs and other	.4	—	.4	.6	1.0
Environmental costs	(.1)	—	(.1)	—	(.1)
Acquisition and integration related expense	—	—	—	.4	.4
Subtotal for Management Excluded Items	1.2	1.7	2.9	1.0	3.9
Adjusted Segment Operating Profit / Corporate Expense before Income Taxes	$18.0	$3.1	$21.1	$(13.6)	$7.5
Tax Expense (30% rate)*					(2.3)
Adjusted Income					$5.2
Adjusted Diluted Earnings Per Share from Adjusted Income					$0.11

*Tax rate is based on the Company's estimated normalized annual effective tax rate.

Adjusted segment operating profit as a % of sales	16.0%	2.9%	9.6%
Segment / Corporate Capital Expenditures	$2.6	$2.4	$5.0	$1.0	$6.0

Adjusted segment operating profit / corporate expense before income taxes	$18.0	$3.1	$21.1	$(13.6)	$7.5
Unallocated Corporate Interest Expense	—	—	—	6.9	6.9
Segment / Consolidated Adjusted EBIT	18.0	3.1	21.1	(6.7)	14.4
Depreciation and Amortization excluding accelerated depreciation	1.9	4.9	6.8	.2	7.0
Segment / Consolidated Adjusted EBITDA	$19.9	$8.0	$27.9	$(6.5)	$21.4

Adjusted EBITDA as a % of sales	17.7%	7.4%	12.7%		9.7%

OMNOVA SOLUTIONS INC.
Non-GAAP and other Financial Matters
Three Months Ended August 31, 2015

(In millions except per share data)	Specialty Solutions	Performance Materials	Combined Segments	Corporate	Consolidated
Net Sales	$106.4	$104.5	$210.9	$—	$210.9

Segment Operating Profit / Corporate Expense	$11.9	$.8	$12.7	$(6.0)	$6.7
Interest Expense	—	—	—	(6.8)	(6.8)
Income (Loss) Before Income Taxes	$11.9	$.8	$12.7	$(12.8)	$(.1)
Management Excluded Items
Restructuring and severance	2.4	.7	3.1	.1	3.2
Accelerated depreciation on production transfer	—	2.9	2.9	—	2.9
Operational Improvements costs	.7	.9	1.6	—	1.6
Asset impairment, facility closure costs and other	.2	.7	.9	—	.9
Subtotal for Management Excluded Items	3.3	5.2	8.5	.1	8.6
Adjusted Segment Operating Profit / Corporate Expense before Income Taxes	$15.2	$6.0	$21.2	$(12.7)	$8.5
Tax Expense (30% rate)*					(2.6)
Adjusted Income					$5.9
Adjusted Diluted Earnings Per Share from Adjusted Income					$0.13

*Tax rate is based on the Company's estimated normalized annual effective tax rate.

Adjusted segment operating profit as a % of sales	14.3%	5.7%	10.1%
Segment / Corporate Capital Expenditures	$2.2	$2.1	$4.3	$.5	$4.8

Adjusted segment operating profit / corporate expense before income taxes	$15.2	$6.0	$21.2	$(12.7)	$8.5
Unallocated Corporate Interest Expense	—	—	—	6.8	6.8
Segment / Consolidated Adjusted EBIT	15.2	6.0	21.2	(5.9)	15.3
Depreciation and Amortization excluding accelerated depreciation	1.6	5.0	6.6	.3	6.9
Segment / Consolidated Adjusted EBITDA	$16.8	$11.0	$27.8	$(5.6)	$22.2

Adjusted EBITDA as a % of sales	15.8%	10.5%	13.2%		10.5%

OMNOVA SOLUTIONS INC.
Non-GAAP and other Financial Matters
Three Months Ended November 30, 2015

(In millions except per share data)	Specialty Solutions	Performance Materials	Combined Segments	Corporate	Consolidated
Net Sales	$100.1	$99.9	$200.0	$—	$200.0

Segment Operating Profit / Corporate Expense	$13.8	$(20.6)	$(6.8)	$(5.6)	$(12.4)
Interest Expense	—	—	—	(7.8)	(7.8)
Income (Loss) Before Income Taxes	$13.8	$(20.6)	$(6.8)	$(13.4)	$(20.2)
Management Excluded Items
Restructuring and severance	—	1.6	1.6	—	1.6
Accelerated depreciation on production transfer	—	2.9	2.9	—	2.9
Operational Improvements costs	1.3	(.4)	.9	—	.9
Asset impairment, facility closure costs and other	(.6)	19.3	18.7	—	18.7
Environmental costs	.1	2.8	2.9	—	2.9
Deferred Financing Fees written-off	—	—	—	.6	.6
Other financing costs	—	—	—	1.0	1.0
Subtotal for Management Excluded Items	.8	26.2	27.0	1.6	28.6
Adjusted Segment Operating Profit / Corporate Expense before Income Taxes	$14.6	$5.6	$20.2	$(11.8)	$8.4
Tax Expense (30% rate)*					(2.5)
Adjusted Income					$5.9
Adjusted Diluted Earnings Per Share from Adjusted Income					$0.13

*Tax rate is based on the Company's estimated normalized annual effective tax rate.

Adjusted segment operating profit as a % of sales	14.6%	5.6%	10.1%
Segment / Corporate Capital Expenditures	$3.8	$3.9	$7.7	$1.0	$8.7

Adjusted segment operating profit / corporate expense before income taxes	$14.6	$5.6	$20.2	$(11.8)	$8.4
Unallocated Corporate Interest Expense	—	—	—	6.8	6.8
Segment / Consolidated Adjusted EBIT	14.6	5.6	20.2	(5.0)	15.2
Depreciation and Amortization excluding accelerated depreciation	2.4	4.6	7.0	.2	7.2
Segment / Consolidated Adjusted EBITDA	$17.0	$10.2	$27.2	$(4.8)	$22.4

Adjusted EBITDA as a % of sales	17.0%	10.2%	13.6%		11.2%